FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 25, 2001


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 2000-1
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                          Not Applicable
Former name or former address,  if changed since last report.

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series
1999-1, on April 25, 2001. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated January 26, 2000, between and among Structured Asset Mortgage Investments, Inc., as Seller, Norwest Bank Minnesota, National Association, as Master Services, and Bankers Trust Company, as Trustee.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.15) April 25, 2001 - Information on Distribution to Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:   May 15, 2001                     By: /S/Samuel Molinaro
                                                     Samuel Molinaro
                                                     Treasurer and Secretary

                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.15)             April 25, 2001 - Information on
                         Distribution to Certificateholders




              April 25, 2001 - INFORMATION ON DISTRIBUTION EXHIBIT 28.15
                                 TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 2000-1









                Principal Amt.
                 Outstanding                                                                          Ending
 Certificate       Prior to       Interest       Interest        Principal           Total          Certificate
    Class        Distribution       Rate        Distribution   Distribution      Distribution         Balance
     IA1     $  125,720,751       7.40907%    $ 772,679.47  $ 4,079,972.97    $ 4,852,652.44  $ 121,640,778.49
    IAIO                  0       0.92000%       95,945.25            0.00         95,945.25              0.00
     IB1          4,985,649       8.32907%       34,446.64        7,706.96         42,153.60      4,977,941.55
     IB2          1,031,537       8.32907%        7,127.05        1,594.58          8,721.63      1,029,942.54
     IB3            773,628       8.32907%        5,345.12        1,195.90          6,541.02        772,432.46
     IB4            343,878       8.32907%        2,375.91          531.58          2,907.49        343,346.77
     IB5            257,811       8.32907%        1,781.26          398.53          2,179.79        257,412.31
     IB6            773,715       8.32907%        5,345.72        1,196.03          6,541.75        772,519.13
    IIA1         95,013,441       7.22908%      572,383.35    2,713,989.02      3,286,372.37     92,299,451.78
    IIB1          2,862,500       7.22908%       17,244.37           70.49         17,314.86      2,862,428.92
    IIB2          1,766,244       7.22908%       10,640.27           43.49         10,683.76      1,766,200.81
    IIB3            913,513       7.22908%        5,503.22           22.49          5,525.71        913,490.10
    IIB4            548,128       7.22908%        3,302.05           13.50          3,315.55        548,114.05
    IIB5            182,743       7.22908%        1,100.88            4.50          1,105.38        182,738.01
    IIB6            426,378       7.22908%        2,568.60           10.50          2,579.79        426,367.74
   IIIA1        122,728,768       7.19741%      736,108.03    3,046,493.99      3,782,602.02    119,682,273.82
   IIIB1          4,044,344       7.19741%       24,257.34          883.00         25,140.34      4,043,460.89
   IIIB2          2,022,222       7.19741%       12,128.97          441.51         12,570.48      2,021,780.29
   IIIB3            898,732       7.19741%        5,390.45          196.22          5,586.67        898,535.79
   IIIB4            524,202       7.19741%        3,144.08          114.45          3,258.53        524,087.72
   IIIB5            224,758       7.19741%        1,348.06           49.07          1,397.13        224,708.72
   IIIB6            524,294       7.19741%        3,144.63          114.47          3,259.10        524,179.26
      RI                  0       8.32907%            0.00            0.00              0.00              0.00
     RII                  0       8.32907%            0.00            0.00              0.00              0.00

              $ 366,567,234                $  2,323,310.72  $ 9,855,043.25  $  12,178,353.97  $ 356,712,191.15

